Exhibit 10.16(d) Amendment No. 4 to Gerard P. Tully, Sr. Consulting Agreement.

                           AMENDMENT TO THE AGREEMENT


     This Amendment to the Agreement dated as of December 1, 1995 (The "Agreement") is entered into as of December 1, 2001 between Flushing Savings Bank, FSB, (the "Bank"), Flushing Financial Corporation (the "Company"), and Gerard P. Tully, Sr. ("Mr. Tully").

                                   WITNESSETH:

     WHEREAS, the Bank and Mr. Tully entered into the Agreement as of December 1, 1995 and the Bank and Mr. Tully desire to amend the Agreement to extend the term thereof as set forth herein;

     NOW, THEREFORE, for good and adequate consideration, the sufficiency of which is hereby acknowledged, the Bank and Mr. Tully agree as follows:

     1. Section 1 of the Agreement as previously amended is hereby amended by replacing the date November 30, 2001 with the date November 30, 2004.

     2. Section 3 of the Agreement is hereby amended by replacing the aggregate fee per month to be $12,916.67.

     3. The amendment set forth in paragraphs 1 and 2 hereof shall be effective December 1, 2001. Except as amended by paragraphs 1 and 2 hereof, the Agreement as previously amended shall remain in effect in accordance with its terms.


     IN WITNESS WHEREOF, Mr. Tully and the Bank have caused this Amendment to be executed on this 30th day of November, 2001.


                                                  FLUSHING SAVINGS BANK, FSB

                                                  By: /s/ Michael J. Hegarty
                                                     --------------------------
                                                          President & CEO


                                                  FLUSHING FINANCIAL CORPORATION

                                                  By: /s/ Anna Piacentini
                                                      ------------------------
                                                      Senior Vice President


                                                   /s/ Gerard P. Tully, Sr.
                                                  --------------------------
                                                       Gerard P. Tully, Sr.